UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2011
WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Wilmot Road, Deerfield, Illinois	60015

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 315-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On September 6, 2011, Walgreen Co. issued a press release announcing, among other things, sales results for the quarter and fiscal year ended August 31, 2011. A copy of this press release is attached hereto as Exhibit 99.1.
     This information, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.
     The following exhibit is being furnished as part of this Form 8-K:

Exhibit Number	Exhibit Title
99.1	Press Release issued by Walgreen Co. on September 6, 2011
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.
Date: September 6, 2011	By:	/s/ Dana I. Green
		Name:	Dana I. Green
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release issued by Walgreen Co. on September 6, 2011

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